                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON D.C. 20549

                           SCHEDULE 14A INFORMATION

                               PROXY STATEMENT
       PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT  [ ]

CHECK THE APPROPRIATE BOX:

 [ ] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))

 [ ] Definitive Proxy Statement
 [X] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                               CAI CORPORATION

               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     N/A

   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

 [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

 [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

   (2)  Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)  Proposed maximum aggregate value of transaction:

   (5)  Total fee paid:

 [X] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify that filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  AMOUNT PREVIOUSLY PAID:

   (2)  Form, Schedule or Registration Statement No.:

   (3)  Filing Party:

   (4)  Date Filed:





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                                CAI CORPORATION
               12770 Colt Road, Suite 902 o Dallas, Texas 75251
                       214-991-7720 o Fax: 214-991-8922

TO: PARTICIPANTS IN THE COMMERCIAL FEDERAL PAYROLL STOCK
    PURCHASE PLAN

   CAI Corporation, the largest stockholder of Commercial Federal Corporation ("Commercial Federal"), is soliciting proxies in favor of the election of two persons nominated by CAI to serve on Commercial Federal's nine-member Board of Directors. CAI also is soliciting proxies in favor of a stockholder resolution presented by CAI and in opposition to a resolution presented by Commercial Federal's Board of Directors.

   Under the terms of the Commercial Federal Payroll Stock Purchase Plan (the "Plan"), you have the right to direct the Plan administrator in writing as to the manner in which you wish to vote the shares of common stock of Commercial Federal allocated to your Plan account(s) at Commercial Federal's 1995 Annual Meeting of Stockholders. Under the terms of the Plan and subject to the Plan administrator's responsibilities under applicable law, the Plan administrator will vote your allocated shares in accordance with your instructions and will not vote your allocated shares if you do not provide instructions. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the meeting.

   HOW TO EXERCISE YOUR RIGHTS. You direct the voting of shares in your account(s) by completing, signing and returning the enclosed BLUE confidential voting instruction card. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the Plan administrator in connection with the voting of shares allocated to your Plan account(s).

   CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the Plan administrator will be completely confidential. Commercial Federal has engaged an independent firm, Corporate Election Services, Inc. of Pittsburgh, PA, to serve as the confidential vote processing agent for the Plan. Voting instruction cards are to be sent (using the postage-paid envelopes provided therewith) to Corporate Election Services, Inc. and should not be sent to CAI Corporation or its proxy solicitor, Georgeson & Company Inc.

   Corporate Election Services, Inc. will count your votes and report the aggregate totals of all voting instructions to the Plan administrator. Corporate Election Services, Inc. has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Commercial Federal.

   DELIVERY OF PROXY MATERIALS. A copy of the proxy statement of CAI Corporation and copies of two letters CAI has mailed to Commercial Federal's stockholders are enclosed for your review. As noted in the proxy statement, the 1995 Annual Meeting is scheduled for November 21, 1995, at 10:00 a.m., in Omaha, Nebraska.

   Enclosed is a BLUE confidential voting instruction card which you should use if you wish to direct the Plan administrator to vote shares allocated to your account(s) in connection with the election of the persons nominated by CAI to Commercial Federal's Board of Directors and if you wish to direct the Plan administrator to vote shares allocated to your account(s) in connection with CAI's resolution and the resolution proposed by Commercial Federal's Board of Directors. Information concerning CAI Corporation's proxy solicitation, its two nominees and the two resolutions referred to above are described in the enclosed proxy statement furnished by CAI. PLEASE NOTE THAT TO DIRECT THE PLAN ADMINISTRATOR TO VOTE WITH RESPECT TO ANY OF THE FOREGOING, YOU MUST SPECIFICALLY MARK YOUR INSTRUCTIONS ON THE CONFIDENTIAL VOTING INSTRUCTION CARD. ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN ADMINISTRATOR.

   Voting instructions for your allocated shares under the Plan must be received by 5:00 p.m. Eastern time on November 16, 1995 on the voting instruction cards provided for that purpose. AGAIN, ALL VOTING INSTRUCTION CARDS SHOULD BE FORWARDED TO CORPORATE ELECTION SERVICES, INC. AND SHOULD NOT BE MAILED TO CAI CORPORATION OR ITS PROXY SOLICITOR, GEORGESON & COMPANY INC.

   In order to make an informed judgment concerning how to instruct the Plan administrator to vote your allocated shares, YOU SHOULD READ ALL PROXY MATERIALS CAREFULLY AND THOROUGHLY. The Plan administrator will not recommend how you should complete your confidential voting instruction cards.

   WHEN TO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTION CARD. You may submit your voting instructions to the confidential vote processing agent at any time, except that in order to be effective your instructions MUST BE RECEIVED by not later than 5:00 p.m., Eastern time on November 16, 1995. If Corporate Election Services, Inc. receives more than one voting instruction card from you (whether such voting instruction card has been sent to you on behalf of CAI Corporation or the Board of Directors of Commercial Federal), the instruction card bearing the latest date will be considered to have cancelled all instruction cards bearing an earlier date. If more than one confidential voting instruction card is received from you of the same date, Corporate Election Services, Inc. will consider the card bearing the latest postmark as controlling. You may request additional confidential voting instruction cards at any time by contacting CAI Corporation's proxy solicitor, Georgeson & Company Inc., toll-free at (800) 223-2064.

   If you have any questions regarding the procedures for instructing the Plan administrator, please call Georgeson toll-free at (800) 223-2064.

                                          CAI CORPORATION
                                          October 26, 1995










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                                CAI CORPORATION
               12770 Colt Road, Suite 902 o Dallas, Texas 75251
                       214-991-7720 o Fax: 214-991-8922

TO: PARTICIPANTS IN THE COMMERCIAL FEDERAL RETIREMENT
    SAVINGS PLAN

   CAI Corporation, the largest stockholder of Commercial Federal Corporation ("Commercial Federal"), is soliciting proxies in favor of the election of two persons nominated by CAI to serve on Commercial Federal's nine-member Board of Directors. CAI also is soliciting proxies in favor of a stockholder resolution presented by CAI and in opposition to a resolution presented by Commercial Federal's Board of Directors.

   Under the terms of the Commercial Federal Retirement Savings Plan, as amended (the "Plan"), you have the right to direct the Plan trustee in writing as to the manner in which you wish to vote the shares of common stock of Commercial Federal allocated to your Plan account(s) at Commercial Federal's 1995 Annual Meeting of Stockholders. Under the terms of the Plan and subject to the Plan trustee's responsibilities under applicable law, the Plan trustee will vote your allocated shares in accordance with your instructions and will not vote your allocated shares if you do not provide instructions. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the meeting.

   HOW TO EXERCISE YOUR RIGHTS. You direct the voting of shares in your account(s) by completing, signing and returning the enclosed BLUE confidential voting instruction card. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the Plan trustee in connection with the voting of shares allocated to your Plan account(s).

   CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the Plan trustee will be completely confidential. Commercial Federal has engaged an independent firm, Corporate Election Services, Inc. of Pittsburgh, PA, to serve as the confidential vote processing agent for the Plan. Voting instruction cards are to be sent (using the postage-paid envelopes provided therewith) to Corporate Election Services, Inc. and should not be sent to CAI Corporation or its proxy solicitor, Georgeson & Company Inc.

   Corporate Election Services, Inc. will count your votes and report the aggregate totals of all voting instructions to the Plan trustee. Corporate Election Services, Inc. has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Commercial Federal.

   DELIVERY OF PROXY MATERIALS. A copy of the proxy statement of CAI Corporation and copies of two letters CAI has mailed to Commercial Federal's stockholders are enclosed for your review. As noted in the proxy statement, the 1995 Annual Meeting is scheduled for November 21, 1995, at 10:00 a.m., in Omaha, Nebraska.

   Enclosed is a confidential BLUE voting instruction card which you should use if you wish to direct the Plan trustee to vote shares allocated to your account(s) in connection with the election of the persons nominated by CAI to Commercial Federal's Board of Directors and if you wish to direct the Plan trustee to vote shares allocated to your account(s) in connection with CAI's stockholder resolution and the resolution proposed by Commercial Federal's Board of Directors. Information concerning CAI Corporation's proxy solicitation, its two nominees and the two resolutions referred to above are described in the enclosed proxy statement furnished by CAI. PLEASE NOTE THAT TO DIRECT THE PLAN TRUSTEE TO VOTE WITH RESPECT TO ANY OF THE FOREGOING, YOU MUST SPECIFICALLY MARK YOUR INSTRUCTIONS ON THE CONFIDENTIAL VOTING INSTRUCTION CARD. ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN TRUSTEE.

   Voting instructions for your allocated shares under the Plan must be received by 5:00 p.m. Eastern time on November 16, 1995 on the voting instruction cards provided for that purpose. AGAIN, ALL VOTING INSTRUCTION CARDS SHOULD BE FORWARDED TO CORPORATE ELECTION SERVICES, INC. AND SHOULD NOT BE MAILED TO CAI CORPORATION OR ITS PROXY SOLICITOR, GEORGESON & COMPANY INC.

   In order to make an informed judgment concerning how to instruct the Plan trustee to vote your allocated shares, YOU SHOULD READ ALL PROXY MATERIALS CAREFULLY AND THOROUGHLY. The Plan trustee will not recommend how you should complete your confidential voting instruction cards.

   WHEN TO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTION CARD. You may submit your voting instructions to the confidential vote processing agent at any time, except that in order to be effective your instructions MUST BE RECEIVED by not later than 5:00 p.m., Eastern time on November 16, 1995. If Corporate Election Services, Inc. receives more than one voting instruction card from you (whether such voting instruction card has been sent to you on behalf of CAI Corporation or the Board of Directors of Commercial Federal), the instruction card bearing the latest date will be considered to have cancelled all instruction cards bearing an earlier date. If more than one confidential voting instruction card is received from you of the same date, Corporate Election Services, Inc. will consider the card bearing the latest postmark as controlling. You may request additional confidential voting instruction cards at any time by contacting CAI Corporation's proxy solicitor, Georgeson & Company Inc., toll-free at (800) 223-2064.

   If you have any questions regarding the procedures for instructing the Plan trustee, please call Georgeson toll-free at (800) 223-2064.

                                          CAI CORPORATION
                                          October 26, 1995

                COMMERCIAL FEDERAL PAYROLL STOCK PURCHASE PLAN
 TO: PLAN ADMINISTRATOR OF THE COMMERCIAL FEDERAL PAYROLL STOCK PURCHASE PLAN

   I hereby direct you, as Administrator of the Commercial Federal Payroll Stock Purchase Plan (the "Plan"), to act in accordance with the instructions I have specified on the reverse side hereof in voting each share of Commercial Federal Corporation common stock ("Commercial Federal Stock") allocated to my account(s) under the Plan at the 1995 Annual Meeting of Stockholders of Commercial Federal Corporation to be held on November 21, 1995 (the "Annual Meeting"), and at any adjournment or postponement thereof. Under the terms of the Plan and subject to the Plan Administrator's responsibilities under applicable law, the Plan Administrator will not vote Commercial Federal Stock allocated to the accounts of Plan Participants if the Plan Administrator does not receive timely instructions from such Participants on or before the date designated below. There is cumulative voting in the election of directors and, unless otherwise indicated by the Participant, all instructions hereof to vote for the nominees listed in Proposal I will be deemed an instruction to the Plan Administrator to give the proxies set forth on CAI Corporation's BLUE proxy card for the Annual Meeting discretionary authority to cumulate all votes for which the undersigned is entitled to direct the voting and to allocate such votes in favor of one or more of such nominees, as such proxies may determine.

   IMPORTANT: Your instructions should be mailed to Corporate Election Services, Inc. in the enclosed self-addressed envelope. No postage is required. In order to comply with your instructions, this card must be properly executed and mailed to Corporate Election Services, Inc. so as to be received before 5:00 p.m. Eastern time on November 16, 1995.

   DO NOT MAIL THESE INSTRUCTIONS TO CAI CORPORATION OR CAI CORPORATION'S PROXY SOLICITOR, GEORGESON & COMPANY INC.

              (CONTINUED--TO BE DATED AND SIGNED ON OTHER SIDE)

INDICATE YOUR INSTRUCTIONS WITH AN X, ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN ADMINISTRATOR.
1. Election of Directors:
 [ ] FOR all nominees listed below [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
                 Nominees: Robin R. Glackin, Steven M. Ellis

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK "FOR" ABOVE AND WRITE THE NAME(S) OF THE NOMINEE(S) FOR WHICH YOU DO NOT WISH TO VOTE ON THE LINE BELOW.
-----------------------------------------------------------------------------
2. CAI's Sell or Merge resolution as more fully described in CAI's Proxy Statement dated October 6, 1995.
   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
3. Commercial Federal Corporation's management resolution as more fully described in CAI's Proxy Statement dated October 6, 1995.
   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                                          Signature(s)

                                          -----------------------------------

                                          -----------------------------------

                                          Date  ________________________, 1995
                                          (IMPORTANT: Please sign exactly as
                                          name appears hereon).

CAI RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1, FOR THE RESOLUTION DESCRIBED IN PROPOSAL 2 AND AGAINST THE RESOLUTION DESCRIBED IN PROPOSAL 3.

                  COMMERCIAL FEDERAL RETIREMENT SAVINGS PLAN
      TO: PLAN TRUSTEE OF THE COMMERCIAL FEDERAL RETIREMENT SAVINGS PLAN

   I hereby direct you, as Trustee of the Commercial Federal Retirement Savings Plan, as amended, (the "Plan"), to act in accordance with the instructions I have specified on the reverse side hereof in voting each share of Commercial Federal Corporation common stock ("Commercial Federal Stock") allocated to my account(s) under the Plan at the 1995 Annual Meeting of Stockholders of Commercial Federal Corporation to be held on November 21, 1995 (the "Annual Meeting"), and at any adjournment or postponement thereof. Under the terms of the Plan and subject to the Plan Trustee's responsibilities under applicable law, the Plan Trustee will not vote Commercial Federal Stock allocated to the accounts of Plan Participants if the Plan Trustee does not receive timely instructions from such Participants on or before the date designated below. There is cumulative voting in the election of directors and, unless otherwise indicated by the Participant, all instructions hereof to vote for the nominees listed in Proposal I will be deemed an instruction to the Plan Trustee to give the proxies set forth on CAI Corporation's BLUE proxy card for the Annual Meeting discretionary authority to cumulate all votes for which the undersigned is entitled to direct the voting and to allocate such votes in favor of one or more of such nominees, as such proxies may determine.

   IMPORTANT: Your instructions should be mailed to Corporate Election Services, Inc. in the enclosed self-addressed envelope. No postage is required. In order to comply with your instructions, this card must be properly executed and mailed to Corporate Election Services, Inc. so as to be received before 5:00 p.m. Eastern time on November 16, 1995.

   DO NOT MAIL THESE INSTRUCTIONS TO CAI CORPORATION OR CAI CORPORATION'S PROXY SOLICITOR, GEORGESON & COMPANY INC.
              (Continued--To be Dated and Signed on Other Side)

INDICATE YOUR INSTRUCTIONS WITH AN X, ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN TRUSTEE.
1. Election of Directors:
 [ ] FOR all nominees listed below [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
                 Nominees: Robin R. Glackin, Steven M. Ellis

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK "FOR" ABOVE AND WRITE THE NAME(S) OF THE NOMINEE(S) FOR WHICH YOU DO NOT WISH TO VOTE ON THE LINE BELOW.
-----------------------------------------------------------------------------
2. CAI's Sell or Merge resolution as more fully described in CAI's Proxy Statement dated October 6, 1995.
   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
3. Commercial Federal Corporation's management resolution as more fully described in CAI's Proxy Statement dated October 6, 1995.
   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
                                          Signature(s)

                                          -----------------------------------

                                          -----------------------------------

                                          Date _________________________, 1995
                                          (IMPORTANT: Please sign exactly as
                                          name appears hereon).

CAI RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1, FOR THE RESOLUTION DESCRIBED IN PROPOSAL 2 AND AGAINST THE RESOLUTION DESCRIBED IN PROPOSAL 3.